VOYA SERIES FUND, INC.

Voya Global Target Payment Fund

(the “Fund”)

Supplement dated August 14, 2018

to the Fund’s Class A, Class C, Class I, Class R, Class R6, Class T, and Class W Prospectus (“Prospectus”),
dated February 28, 2018

Effective immediately, the section entitled “Key Information about the Underlying Funds” of the Fund’s Prospectus is hereby revised as follows:

1.	The following paragraphs are added to the section entitled “Key Information about the Underlying Funds” of the Fund’s Prospectus:

Underlying Fund: Voya U.S. High Dividend Low Volatility Fund

Investment Adviser: Voya Investments, LLC

Sub-Adviser: Voya Investment Management Co. LLC

Investment Objective: Maximize Total Return.

Main Investments: The fund invests primarily in equity securities of issuers in the Russell 1000® Index (“Index”). The sub-adviser seeks to maximize total return to the extent consistent with maintaining lower volatility than the Index. The fund may invest in derivative instruments including, but not limited to, index futures. The fund typically uses derivatives as a substitute for purchasing securities included in the Index or for the purpose of maintaining equity market exposure on its cash balance. The fund may also invest in real estate-related securities, including real estate investment trusts. The fund may invest in other companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Company, derivative instruments, dividend, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: iShares® Core MSCI EAFE ETF

Investment Adviser: BlackRock Fund Advisors

Investment Objective: Track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.

Main Investments: The fund seeks to track the investment results of the MSCI EAFE IMI Index (“Index”), which has been developed by MSCI Inc. as an equity benchmark for international stock performance. The Index is designed to measure large-, mid- and small-capitalization equity market performance and includes stocks from Europe, Australasia and the Far East. Components primarily include securities of companies in the financials and industrials industries or sectors. The components of the Index, and the degree to which these components represent certain industries and/or countries, are likely to change over time. The fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index (i.e., depositary receipts representing securities of the Index) and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index. The fund seeks to track the investment results of the Index before fees and expenses of the fund. The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of any collateral received).

Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.

Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

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